Investor Day MAY 1, 2018

Mark Rohr CHAIRMAN AND CHIEF EXECUTIVE OFFICER I N V E S T O R D A Y M A Y 1 , 2 0 1 8

2I N V E S T O R D A Y 2 0 1 8 Disclosures Forward Looking Statements This presentation, and statements made in connection with this presentation, contain “forward-looking statements,” which include information concerning the Company’s plans, objectives, goals, strategies, future revenues, synergies, or performance, capital expenditures, financing needs and other information that is not historical information. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize any or all of these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements contained herein. These risks and uncertainties include, among other things, various factors discussed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for 2017 (filed with the SEC on February 9, 2018), and those listed in the Company’s press release dated May 1, 2018 issued in connection with this presentation, which are available under Investor Relations on the Company’s website at www.celanese.com. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Results Unaudited The results in this presentation, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year. Presentation This presentation presents the Company’s four business segments, Engineered Materials, Acetate Tow, Industrial Specialties and Acetyl Intermediates, with one subtotal reflecting our core, the Acetyl Chain, which is based on similarities among customers, business models and technical processes. The Acetyl Chain includes the Company’s Acetyl Intermediates segment and Industrial Specialties segment. Non-GAAP Financial Measures This presentation, and statements made in connection with this presentation, contain references to non-GAAP financial measures. For more information on the non-GAAP financial measures used by the Company and referenced in this presentation, including definitions and reconciliations with comparable GAAP financial measures, as well as prior period information, please refer to the Non-US GAAP Financial Measures and Supplemental Information documents available under Investor Relations/Financial Information/Non-GAAP Financial Measures on our website, www.celanese.com.

What we will cover today

Celanese
The chemistry inside innovation™

	**Mark Rohr** Chairman and Chief Executive Officer	8:00a – 8:15a **Celanese Overview**	
	**Scott Sutton** Chief Operating Officer	8:15a – 9:00a **Acetate Tow** **Engineered Materials**	***Steady Performance & Optionality*** ***Strong Growth Trajectory***
	**Todd Elliott** Senior Vice President	9:00a – 9:30a **Acetyl Chain**	***Fundamentals & Growth***
	**Scott Sutton** Chief Operating Officer **Verghese Thomas** Chief Technology and Innovation Officer	9:30a – 11:10a **Innovation Showcase**	***Translation & Value Creation***
	**Scott Richardson** Chief Financial Officer	11:15a – 11:45a **Financial Leadership**	***Cash Generation & Use***
		11:45a – 12:30p **Wrap-Up / Q&A**	

INVESTOR DAY 2018

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Celanese one hundred years

Celanese
The chemistry inside innovation™

WE ARE COMMITTED TO:

- Being a good corporate citizen and giving back to the community
- Leading safety and environmental stewardship
- Support of employees, their growth and opportunities
- Respectful workplace for all employees, suppliers and customers
- Serving customers through innovation and quality

...actions benefit all shareholders and improve our business

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5I N V E S T O R D A Y 2 0 1 8 Safety and environmental improvements from 2012 to 2017. Community impact in 2017 Culture drives performance ...benefiting all Celanese stakeholders SAFETY ENVIRONMENTAL COMMUNITY Celanese and employee donations employee hours volunteered total recordable incident rate reduction lost time incident rate reduction process safety incident reduction 45% 29% 84% waste intensity reduction GHG (greenhouse gas) intensity reduction energy intensity reduction 40% 31% 19% $3.6M ~170k

Celanese is structurally unique

Celanese
The chemistry inside innovation™

EXCEPTIONAL POSITIONS	Technology leadership Polymer breadth	Global networks Practical and proven models
RESPONSE TO GLOBAL OPPORTUNITIES	Customer and product demand Local capabilities	Changing market dynamics Ability to manage complexity
GROW BY LEVERAGING OPPORTUNITIES	Corporate focus Learning organization	Flexible assets support high returns Efficiency of translation
CASH GENERATION, USE & STEWARDSHIP	Free cash flow yield Acquisitions success	Cash returned to shareholders High return investments

MARGIN EXPANSION	ADJUSTED EPS GROWTH	FREE CASH FLOW GROWTH	CASH TO SHAREHOLDERS
>700 bps 2012-2017	13% CAGR 2012-2017	18% CAGR 2012-2017	~$3 BILLION 2012-2017

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7I N V E S T O R D A Y 2 0 1 8 Performance exceeded expectations ...Celanese has delivered 201420132012 $4.07 $4.50 $5.67 $6.02 $6.61 $7.51 >$9.00 2015 2016 2017 2018F 13% CAGR 2012-2017 ADJUSTED EARNINGS PER SHARE EXCEEDING 3-YEAR PLAN COMMITMENTS > Adjusted EPS $8.00-$8.50 > Grow adjusted EBIT in EM and AC at 10% CAGR > Share repurchases of $1 billion > Execute on nylon acquisitions > FCF >$2.5 billion ; ; ; ; ;

8I N V E S T O R D A Y 2 0 1 8 …consistent earnings and cash flow growth Consistently strong free cash flow ¹ 2017 free cash flow before $316 million voluntary pension contribution. 2016 free cash flow before $300 million voluntary pension contribution. 2015 free cash flow before $177 million payment related to the termination of an existing supplier agreement 201420132012 $361 $392 $548 $733 $923 $825 ~$950 2015 2016 2017 2018F 18% CAGR 2012-2017 FREE CASH FLOW 1 (in millions) 201420132012 $4.07 $4.50 $5.67 $6.02 $6.61 $7.51 >$9.00 2015 2016 2017 2018F 13% CAGR 2012-2017 ADJUSTED EARNINGS PER SHARE

...enables thoughtful investments

Celanese
The chemistry inside innovation™

RECENT INCREMENTAL EXPANSIONS



ACQUISITIONS

Cool Polymers®

NILIT Plastics

So.F.TeR.

Omni PLASTICS

GROWTH CAPITAL	INVESTMENTS	REVENUE ACQUIRED	PROJECTS ACQUIRED
~$500 MILLION 2012-2017	~24% returns	~$0.6 BILLION	~1,800

...maintains strong returns on invested capital

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10I N V E S T O R D A Y 2 0 1 8 ~$3 billion since 2012 ...while also predictably returning cash DIVIDEND AND PAYOUT RATIO (in millions) SHARE REPURCHASES (in millions) 201420132012 $43 $83 $144 $174 $201 $241 2015 2016 2017 7% 18% 22% 201420132012 $45 $164 $250 $420 $500 $500 2015 2016 2017

11I N V E S T O R D A Y 2 0 1 8 CE 151% Proxy Peers 77% DJUSCH Index 74% S&P 500 86% TSR = total shareholder return Source: FactSet Confidence in our ability to deliver Celanese performance recognized Celanese Proxy Peers S&P 500 DJ US Chemicals Index 88% 25% 35% 24% % CHANGE 3-YR TSR 5-YEAR TSR (Apr 2013 - Apr 2018)

Celanese positioned for continued success

Celanese
The chemistry inside innovation™

	ENGINEERED MATERIALS	ACETYL CHAIN
WORLD DYNAMICS	Escalating need for solutions Increased customer complexity	Demand outgrowing supply China landscape
POSITIONS UNASSAILABLE	Broadest set of solutions Global presence	Expansive network Production optionality
MODEL NOT REPLICATED	Project-based model Customized service	Network maximizes value Agility and global reach
GROWTH OPTIONALITY	Bolt-on acquisitions Low-cost organic expansion	Low-cost organic expansion Alliances and ventures

Each element reinforces consistent value creation for shareholders

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EM dynamics support strong growth

Celanese
The chemistry inside innovation™

INDUSTRY DYNAMICS

- Good market fundamentals
- Need for solutions



Celanese Customer Pull
95% CAPACITY
MARKET TIGHTNESS
Underlying Market Demand (<5%)
2018
2020

EMBEDDED GROWTH

- Customer pull for Celanese solutions
- Strong growth and accelerating opportunities



Electronics
Medical
Consumer
Auto
Global GDP

...enhance performance and expand optionality

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14I N V E S T O R D A Y 2 0 1 8 Power of Engineered Materials ADJUSTED EBIT (in millions)Robust opportunity market Broadest solutions portfolio Novel model Key growth initiatives 2017 Pipeline Growth Technology Programs Acquisitions 2020F $599 $130 $90 $80 ~$900+ 15% CAGR TWO TRANSACTIONS ADJUSTED BASE EBIT MARGIN PROJECT WINS BOLT-ON ACQUISITIONSORGANIC VOLUME GROWTH ~20%going forward ~5,000 by 2020 per year 6-9% 2018-2020AVERAGE

AC dynamics support growth

Celanese
The chemistry inside innovation™

INDUSTRY DYNAMICS

- Consistent demand growth
- Constant capacity
- Market tightness



Celanese Customer Pull
Underlying Market Demand (<4%)
MARKET TIGHTNESS
85% CAPACITY
2018
2020

REGULATORY ENVIRONMENT



SHANDONG PROVINCE POLICY
2+26 PLAN
ENVIRONMENTAL LAW
JIANGSU 263 PLAN
Celanese
VAM plant
Acid plant

...organic growth and expanding opportunities

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16I N V E S T O R D A Y 2 0 1 8 Power of the Acetyl Chain ADJUSTED EBIT (in millions) 2017 Volume Growth Industry Utilization Operational Flexibility 2020F $575 $80 $95 $150 ~$900+ 16% CAGR Structural industry changes Expanding network and degrees of freedom Repeatable model Ready-now growth steps PARTNERSHIPS OPTIONALITY INVESTMENTS 3-5% VOLUME GROWTH ~20% ADJUSTED EBIT MARGIN returns~25%2018-2020AVERAGE 2018-2020AVERAGE

17I N V E S T O R D A Y 2 0 1 8 1 2017 free cash flow before $316 million voluntary pension contribution Continuing growth through 2020 ADJUSTED EARNINGS PER SHARE FREE CASH FLOW (in millions)Advantaged positions Market dynamics Leverage opportunities High return investments Free cash flow growth 2014 20162015 2017 2020FAcetyl Chain Acetate Tow Engineered Materials 2017 2020F $5.67 $6.02 $6.61 $7.51 ~$11.00 $8251 >$1,200 13% CAGR 14% CAGR 2014 62015 2017 2020FAcetyl Chain Acetate Tow Engineered Materials 2017 2020F $5.67 $6.02 $6.61 $7.51 ~$11.00 $8251 >$1,200 13% CAGR 14% CAGR CASH RETURNED TO SHAREHOLDERS 10% ADJUSTED EBIT GROWTH FREE CASH FLOW GROWTHNET SALES GROWTH 2017-2020 CAGR ~$2.0 BILLION11% 13%2017-2020 2017-2020 2017-2020CAGR CAGR